UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2010
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East Lancaster Avenue, Suite 100 Radnor, PA	19087

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 325-5600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Annual Meeting of Shareholders of Brandywine Realty Trust was held on June 2, 2010. Brandywine Realty Trust (referred to below as “we,” “our,” or “us”) is the sole general partner of Brandywine Operating Partnership, L.P.
At the meeting, our shareholders approved the amendment and restatement of our Amended and Restated 1997 Long-Term Incentive Plan (the “Plan”) to, among other things, increase the number of common shares that may be issued or the subject of awards under the Plan by 6,000,000 (of which 3,600,000 are available solely for awards of options and share appreciation rights (SARs)). Other revisions to the Plan include (i) replacing the restriction on the maximum number (4,500,000) of options or SARs that may be granted to an individual under the Plan with a restriction that no individual may be granted options or SARs in any calendar year to acquire more than 750,000 common shares and the maximum number of common shares with respect to which other awards may be made to any individual during any calendar year is 1,000,000; (ii) providing for minimum vesting periods for restricted share and performance share awards; (iii) providing that the exercise price of options may not be less than the last reported sale price of common shares on the date the option is granted; (iv) establishing a maximum term for SARs of ten years from the date of grant; (v) restricting transfers of options and SARs for value; (vi) providing that a change of control as a result of a qualifying merger occurs upon consummation of the merger rather than upon shareholder approval of the merger; and (vii) other clarifying and updating changes. Our trustees, officers and other employees are eligible to participate in the Plan. The Plan permits award types such as options, restricted common shares and share-based performance awards.
We have attached the Plan as Exhibit 10.1 to this Current Report on Form 8-K and incorporate it herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Bylaws
On June 2, 2010, pursuant to authorization from our Board of Trustees, we amended and restated our Bylaws to, among other things, (a) reflect amendments to the Maryland REIT Law and Maryland General Corporation Law, (b) take account of changes to New York Stock Exchange rules, (c) address recent developments in public company governance, (d) clarify certain corporate procedures and (e) make certain other enhancements and technical corrections. Among the changes effected by the amendment and restatement are the following:
•	clarifications relating to the setting of the date, time and place of shareholders meetings;

•	revisions to provisions relating to special meetings requested by shareholders, including clarification of the situations in which we may revoke the notice or refrain from mailing the notice of a shareholder-requested special meeting;

•	addition of provisions clarifying that shareholder meeting notices may be transmitted electronically, permitting “householding” of shareholder meeting notices and expressly authorizing postponement or cancellation of shareholder meetings;

•	expansion of the list of powers of the presiding officer over the conduct of a shareholders meeting, including determining when and for how long the polls should be opened and when the polls should be closed and complying with any state or local laws and regulations concerning safety and security;

•	clarification of the appointment and responsibilities of independent inspectors at a shareholders meeting;

•	requirement that a shareholder submitting a business proposal or trustee nomination provide advance notice of the proposal or nomination not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement (as opposed to 90 to 120 days prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting);

•	requirement that a shareholder notify the secretary of trustee nominations for special meetings not earlier than the 120th day and not later than 5:00 p.m., Eastern Time, on the later of the 90th day before the date of the meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting;

•	expansion of information required to be provided by shareholders submitting business proposals or trustee nominations, including disclosure of the shareholder’s hedging or similar transactions or agreements and the shareholder’s investment strategy or objective, and inclusion of procedures for the verification and update of information provided by the shareholder submitting the business proposal or trustee nomination;

•	clarification that unanimous consents by trustees or committee members may be given by electronic transmission as well as in writing;

•	addition of a provision clarifying that trustees and officers may rely on information prepared or presented by others whom the director or officer reasonably believes to be reliable and competent in the matters presented;

•	addition of a provision that authorizes the Board of Trustees or shareholders to ratify any action or inaction by the Company or its officers to the extent that the Board of Trustees or shareholders could have originally authorized the matter;

•	clarification that an officer’s resignation or removal will not affect contract rights and clarification of the methods by which a resignation of a trustee or officer may be delivered to the Company;

•	simplification of provisions related to certificated and uncertificated shares;

•	clarification that the right of trustees and officers to indemnification vests immediately upon their election and deletion of certain provisions relating to indemnification that are set forth by statute;

•	simplification of provisions related to certificated and uncertificated shares.
The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of our Bylaws, as amended and restated, which we have attached as Exhibit 3.1 to this Current Report and which we incorporate herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
We held our annual meeting of shareholders on June 2, 2010. At the meeting, each of the seven individuals nominated for election to our Board of Trustees was elected to the Board. These individuals will serve on the Board until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal. We set forth below the voting results:

Trustee	For	Withheld	Broker Non-Votes
Walter D’Alessio	106,650,398	3,615,304	8,236,330
Anthony A. Nichols, Sr.	106,634,173	3,631,529	8,236,330
Gerard H. Sweeney	107,179,411	3,086,291	8,236,330
D. Pike Aloian	107,004,991	3,260,711	8,236,330
Wyche Fowler	108,638,942	1,626,760	8,236,330
Michael J. Joyce	108,481,604	1,784,098	8,236,330
Charles P. Pizzi	106,652,128	3,613,574	8,236,330
At the annual meeting, our shareholders voted as follows to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2010:

For	118,395,007
Against	69,459
Abstain	37,566
At our annual meeting, our shareholders voted as follows to approve the amendment and restatement of our Amended and Restated 1997 Long-Term Incentive Plan. See also Item 5.02 above.

For	100,405,817
Against	9,809,927
Abstain	49,958
Broker Non-Votes	8,236,330

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits. The following exhibits are being filed herewith.

Exhibits

3.1	Bylaws of Brandywine Realty Trust, as amended and restated (June 2, 2010).
10.1	Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan (June 2, 2010) (previously filed as an exhibit to Brandywine Realty Trust’s Registration Statement on Form S-8 dated June 2, 2010 and incorporated herein by reference).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
By:	/s/Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership, its sole General Partner
By:	/s/Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Date: June 4, 2010

Exhibit Index

Exhibits

3.1	Bylaws of Brandywine Realty Trust, as amended and restated (June 2, 2010).
10.1	Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan (June 2, 2010) (previously filed as an exhibit to Brandywine Realty Trust’s Registration Statement on Form S-8 dated June 2, 2010 and incorporated herein by reference).